SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

609 Castle Ridge Road # 335, Austin TX  78746

(Address of principal executive offices)

Registrant's telephone number, including area code:  (512) 250-8692

_________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

ITEM 3.01       NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

On May 19, 2020 the Board of Directors of FieldPoint Petroleum Corporation (OTCQB: FPPP (the “Company”) unanimously voted to approve of and file a Form 15 with the Securities and Exchange Commission (“the SEC”) to deregister the Company’s common stock under Section 12g of the Exchange Act of 1934.   The Form 15 will become effective 90 days from the date of filing, at which time the Company’s common stock will no longer be registered with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: May 21, 2020	By: /s/ Phil Roberson Phil Roberson, President